UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 650
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 418-2828

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 24, 2026, AeroVironment, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the final voting results with respect to each matter. For more information about these proposals, please refer to the Company’s 2026 Proxy Statement.

Proposal 1 — Election of Directors

The Company’s stockholders elected the five persons nominated by the Board of Directors as Class I and Class II directors for a one-year term as follows:

	Number of Shares
Name of Director	For	Against	Abstain	Broker Non-Votes
Edward R. Muller	25,560,511	1,195,871	122,137	12,061,430
William J. Lynn, III	26,671,671	86,930	119,918	12,061,430
Philip S. Davidson	24,662,487	2,097,390	118,642	12,061,430
Mary Beth Long	26,597,391	158,320	122,808	12,061,430
Michael D. Ruppert	26,447,990	306,374	124,155	12,061,430

Each of the above directors shall serve for a term of one year, ending at the Company’s 2027 annual meeting of stockholders, and until his or her successor has been duly elected and qualified.

Proposal 2 — Ratification of Company’s Independent Auditors

The Audit Committee selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027. The Company’s stockholders ratified the selection of Deloitte & Touche LLP as follows:

Number of Shares
For	Against	Abstain
38,721,832	97,417	120,700

Proposal 3 — Advisory Vote on a Resolution Relating to the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, by an advisory vote, a resolution relating to the compensation of the Company’s named executive officers, as disclosed in the proxy statement, by the following vote:

Number of Shares
For	Against	Abstain	Broker Non-Votes
25,413,211	1,098,194	367,114	12,061,430

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: September 30, 2026	By:	/s/ Melissa Brown
Melissa Brown
Executive Vice President, Chief Legal Officer & Corporate Secretary

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